UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 29, 2009

SIRF TECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50669	77-0576030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

217 Devcon Drive San Jose, California	95112
(Address of principal executive offices)	(Zip Code)

(408) 467-0410

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01     Other Events.

Pursuant to a letter dated May 21, 2009, United States Customs and Border Protection (“Customs”) issued a determination, received by SiRF on May 29, 2009, involving the redesigned software incorporated into the GPS devices subject to the limited exclusion order issued by the United States International Trade Commission (“ITC”) in Investigation No. 337-TA-602.

Customs determined that SiRF has established by a preponderance of the evidence that SiRF’s redesigned GPS chips fall outside of the scope of the exclusion order issued by the ITC.

As a result Customs has determined to issue instructions to United States ports not to exclude from entry into the United States the approved, redesigned GPS chips and products containing the same from SiRF.

Thus, Customs will allow the approved redesigned SiRF products, and products that contain the SiRF chips, to be imported for consumption and sale in the United States.

Forward Looking Statement

Except for the historical information contained herein, the matters set forth in this press release, including, but not limited to, statements regarding the entry into the United States of certain redesigned SiRF devices and products containing those devices, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “to” and “may” and similar expressions are intended to identify forward-looking statements. Although SiRF may be able to enter the approved redesigned GPS devices and products containing those devices into the United States in the ordinary course of business, SiRF cannot guarantee the outcome or anticipate the benefits of such activity. These statements are not guarantees of future performance and should not be considered as an indication of future performance. SiRF’s ability to enter devices and products into the United States has inherent risks and uncertainties, including, among others, the risk that we may not realize any anticipated benefit from the United States Customs and Border Protection ruling, market demand and acceptance for our redesigned products and those of our customers, risks associated with the semiconductor industry, risks of ongoing or additional litigation with Broadcom, including further attempts to pursue enforcement proceedings with the ITC against SiRF based on the redesigned chips and products or new proceedings, and other risks and uncertainties discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 28, 2009 and from time to time in SiRF’s SEC reports. These forward-looking statements speak only as of the date hereof. We do not undertake any obligation to update forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated June 1, 2009

SIRF TECHNOLOGY HOLDINGS, INC.

By:	/s/ Dennis Bencala
Dennis Bencala
Chief Financial Officer